Exhibit 23
                                                                      ----------


                         CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in Registration Statement No. 333-73148 of the Starcraft Corporation on Form S-8 of our report dated May 14, 2001 incorporated on Form 11-K of the Starcraft Corporation 401(k) Plan for the year ended December 31, 2000.




                                             /s/ Crowe, Chizek and Company LLP

                                             Crowe, Chizek and Company LLP


South Bend, Indiana
June 26, 2001